This Prospectus is filed pursuant to Rule 497(e).
File Nos. 33-18647 and 811-05398.

ALLIANCE CAPITAL LOGO                                ALLIANCE VARIABLE PRODUCTS
                                                     SERIES FUND, INC.
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P.O. BOX 1520, SECAUCUS, NEW JERSEY 07096-1520
TOLL FREE (800) 221-5672
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Alliance Variable Products Series Fund, Inc. (the "Fund") is an open-end se-
ries investment company designed to fund variable annuity contracts and vari-able life insurance policies to be offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios"), one of which is described below. The Portfolios have differing investment objectives and policies.

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              A DIVERSIFIED SELECTION OF INVESTMENT ALTERNATIVES
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REAL ESTATE INVESTMENT PORTFOLIO -- seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or re-lated to the real estate industry.

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                             PURCHASE INFORMATION
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The Fund will offer and sell its shares only to separate accounts of certain life insurance companies, for the purpose of funding variable annuity con-tracts and variable life insurance policies. Sales will be made without sales charge at each Portfolio's per share net asset value. Further information can be obtained from Alliance Fund Services, Inc. at the address or telephone num-ber shown above.

An investment in the Fund is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit In-surance Corporation, the Federal Reserve Board or any other agency.

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                            ADDITIONAL INFORMATION
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This Prospectus sets forth concisely the information which a prospective in-
vestor should know about the Fund and the Portfolio before applying for cer-tain variable annuity contracts and variable life insurance policies offered by participating insurance companies. It should be read in conjunction with the Prospectus of the separate account of the specific insurance product which accompanies this Prospectus. A "Statement of Additional Information" dated May 1, 1998, which provides a further discussion of certain areas in this Prospec-tus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the address or telephone number shown above.

(R) :This is a registered mark used under license from the owner, Alliance Capital Management L.P.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            PROSPECTUS/May 1, 1998

 Investors are advised to carefully read this Prospectus and to retain it for future reference.

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES

  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

                                                                   REAL ESTATE
                                                                    INVESTMENT
                                                                  PORTFOLIO(1)+@
                                                                  --------------
  ANNUAL PORTFOLIO OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
   Management Fees..............................................         0%
   Other Expenses...............................................       .95%
                                                                       ---
   Total Portfolio Operating Expenses...........................       .95%
                                                                       ===

--------
+ Annualized.
@ Shareholder transaction expenses shown are net of expense reimbursement.
(1)Inception (1/9/97) through 12/31/97.

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period).

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Real Estate Investment Portfolio................  $10     $30     $53     $117

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly and indirectly. "Other Expenses" are based on estimated amounts for the Portfolio's current fiscal year. The estimated expenses of the Real Estate In-vestment Portfolio before expense reimbursement would be: Management Fees --
 .90%, Other Expenses -- 1.41% and Total Operating Expenses -- 2.31%. The ex-ample should not be considered representative of future expenses; actual ex-penses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

  The following information as to net asset value, ratios and certain supplemental data for each of the periods shown below has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report thereon (referring to Financial Highlights) appears in the Statement of Additional Information. The following information should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the Fund's performance is contained in the Fund's annual report, which is available without charge upon request.

                                                                REAL ESTATE
                                                            INVESTMENT PORTFOLIO
                                                            --------------------
                                                                 JANUARY 9,
                                                                  1997(E)
                                                                     TO
                                                                DECEMBER 31,
                                                                    1997
                                                            --------------------
Net asset value, beginning of year........................        $ 10.00
                                                                  -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income(a)(b)..............................            .56
 Net realized and unrealized gain (loss) on investments...           1.78
                                                                  -------
 Net increase (decrease) in net asset value
  from operations.........................................           2.34
                                                                  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
 Dividends from net investment income.....................            -0-
 Distributions from net realized gains....................            -0-
                                                                  -------
 Total dividends and distributions........................            -0-
                                                                  -------
 Net asset value, end of year.............................        $ 12.34
                                                                  =======
TOTAL RETURN
 Total investment return based on net asset value(c)......          23.40%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000's omitted)..................        $13,694
 Ratio to average net assets of:
 Expenses, net of waivers and reimbursements..............            .95%(f)
 Expenses, before waivers and reimbursements..............           2.31%(f)
 Net investment income(a).................................           5.47%(f)
 Portfolio turnover rate..................................            26%
 Average commission rate paid(d)..........................         $.0526

--------
(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.
(e) Commencement of operations.
(f) Annualized.

                         DESCRIPTION OF THE PORTFOLIO
INTRODUCTION TO THE FUND

The Fund was established as a corporation in Maryland. The Fund is an open-end management investment company commonly known as a "mutual fund" whose shares are offered in separate series each referred to as a "Portfolio." Because the Fund offers multiple Portfolios, it is known as a "series fund." Each Portfo-lio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies.

A shareholder in a Portfolio will be entitled to his or her pro rata share of all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares of that Portfolio, the shareholder will receive the then cur-rent net asset value of that Portfolio represented by the redeemed shares. (See "Purchase and Redemption of Shares"). While the Fund has no present in-tention of doing so, the Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objec-tives.

The Fund currently has 19 Portfolios, one of which, the Real Estate Investment Portfolio, is offered by this Prospectus.

The Fund is intended to serve as the investment medium for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

It is conceivable that in the future it may be disadvantageous for variable annuity and variable life insurance separate accounts to invest simultaneously in the Fund. Currently, however, the Fund does not foresee any disadvantage to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Directors intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in re-sponse thereto.

The investment objectives and policies of the Portfolio are set forth below. There can be, of course, no assurance that the Portfolio will achieve its in-vestment objectives.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

The investment objectives and policies determine the types of portfolio secu-rities in which the Portfolio invests, and can be expected to affect the de-gree of risk to which the Portfolio is subject and the Portfolio's yield or return. The Portfolio's investment objectives cannot be changed without ap-proval by the holders of a majority of the Portfolio's outstanding voting se-curities, as defined in the Investment Company Act of 1940, as amended (the "Act"). The Fund may change the Portfolio's investment policies that are not designated "fundamental policies" within the meaning of the Act upon notice to shareholders of the Portfolio, but without their approval. The types of port-folio securities in which the Portfolio may invest are described in greater detail below.

REAL ESTATE INVESTMENT PORTFOLIO

The Real Estate Investment Portfolio's investment objective is to seek a total return on its assets from long-term growth of capital and from income princi-pally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in equity securities of real estate investment trusts ("REITs") and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The equity securities in which the Portfolio will invest for this purpose consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock or convertible securi-ties ("Real Estate Equity Securities").

The Portfolio may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obliga-tions ("CMOs") and (b) short-term investments. These instruments are described below. The risks associated with the Portfolio's transactions in REMICs, CMOs and other types of mortgage-backed securities, which are considered to be de-rivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. See "Certain Risk Considerations -- Mortgage-Backed Securi-ties" below for a description of these and other risks.

As to any investment in Real Estate Equity Securities, Alliance Capital Man-agement L.P.'s (the "Adviser") analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. The Adviser believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating ex-pertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of the Adviser, their market price does not adequately reflect this potential. In making this determination, the Adviser will take into ac-count fundamental trends in underlying property markets as determined by pro-prietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate compa-nies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which the Adviser may determine from time to time to be relevant. The Adviser will attempt to purchase for the Portfolio Real Estate Equity Securi-ties of companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio may invest without limitation in shares of REITs. REITs are pooled invest-ment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment compa-nies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended ("the Code"). The Portfolio indirectly bears its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

Investment Process for Real Estate Equity Securities. The Portfolio's invest-ment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value added management further distinguishes the most attractive Real Estate Equity Securities. The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong manage-ment teams. This process is comprised of real estate market research, specific property inspection and securities analysis. The Adviser believes that this process will result in a portfolio that will consist of Real Estate Equity Se-curities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

In implementing the Portfolio's research and investment process, the Adviser will avail itself of the consulting services of CB Commercial Real Estate Group, Inc. ("CBC"), a publicly held company and the largest real estate serv-ices company in the United States, comprised of real estate brokerage, prop-erty and facilities management, and real estate finance and investment advi-sory activities (CBC in August of 1997 acquired Koll Management Services ("Koll"), which previously provided these consulting services to the Adviser). In 1996, CBC (and Koll, on a combined basis) completed 25,000 sale and lease transactions, managed over 4,100 client properties, created over $3.5 billion in mortgage originations, and completed over 2,600 appraisal and consulting assignments. In addition, they advised and managed for institutions over $4 billion in real estate investments. As consultant to the Adviser, CBC provides access to a proprietary model, REIT . Score, that analyzes the approximately 12,000 properties owned by these 130 companies. Using proprietary databases and algorithms, CBC analyzes local market rent, expense and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 650 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBC in compiling its REIT . Score database. The relative attractive-ness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own. See "Management of the Fund" for more information about CBC.

The universe of property-owning real estate industry firms consists of approx-imately 130 companies of sufficient size and quality to merit consideration for investment by the Portfolio. Once the universe of real estate industry companies has been distilled through the market research process, CBC's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific property location, condi-tion, and sub-market trends. CBC's use of locally based real estate profes-sionals provides the Adviser with a window on the operations of the portfolio companies as information gathered can immediately be put in the context of lo-cal market events. Only those companies whose specific property portfolios re-flect the promise of their general markets will be considered for initial and continued investment by the Portfolio.

The Adviser further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with man-agement of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. The Adviser will make extensive use of CBC's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is com-bined with property market trends and used to project future earnings poten-tial.

Mortgage-Backed Securities and Associated Risks. Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through se-curities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. The Portfolio may invest in guar-anteed mortgage pass-through securities which represent participation inter-ests in pools of residential mortgage loans and are issued by U.S. governmen-tal or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government Na-tional Mortgage Association ("Ginnie Mae"), the Federal National Mortgage As-sociation ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and in-terest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. Freddie Mac certifi-cates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obliga-tions. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Govern-ment agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued multiple classes and the principal of and interest on the mortgage assets may be allo-cated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully re-tired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. The Portfolio will not invest in the lowest tranche of CMOs and REMIC certifi-cates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residu-al" interest shares of beneficial interest in REMIC trusts although the Port-folio does not intend to invest in residual interests.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily mar-ketable. In particular, the secondary markets for CMOs may be more volatile and less liquid than those for other mortgage-related securities, thereby po-tentially limiting a Fund's ability to buy or sell those securities at any particular time.

Risks. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those generally associated with investing in the real estate industry in general. These unique risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of pre-payments on mortgage cash flows. See "Certain Risk Considerations--Mortgage-Backed Securities" below for a more complete description of the characteris-tics of these and other risks.

Short-Term Investments. The short-term investments in which the Portfolio may invest are: corporate commercial paper and other short-term commercial obliga-tions, in each case rated or issued by companies with similar securities out-standing that are rated Prime-1, Aa or better by Moody's Investors Service, Inc. ("Moody's"), A-1, AA or better by Standard & Poor's Corporation ("S&P"), D-1, AA or better by Duff & Phelps Credit Rating Co. ("Duff & Phelps") or F1, AA or better by Fitch IBCA, Inc. ("Fitch"); obligations (including certifi-cates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's, A-1, AA or better by S&P, D-1, AA or better by Duff & Phelps or F1, AA or better by Fitch; and obligations issued or guaranteed by the U.S. Gov-ernment or its agencies or instrumentalities with remaining maturities not ex-ceeding 18 months.

The Portfolio may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not so rated, of equivalent credit quality as de-termined by the Adviser. Securities rated BBB by S&P, Duff & Phelps or Fitch or Baa by Moody's are considered to have speculative character-istics. Sustained periods of deteriorating economic conditions or rising in-terest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securi-ties. The Portfolio expects that it will not retain a debt security which is downgraded below BBB or Baa or, if unrated, determined by the Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio.

The Portfolio may also engage in the following investment practices to the ex-tent indicated: (i) invest up to 10% of its net assets in rights or warrants;
(ii) invest up to 15% of its net assets in the convertible securities of com-panies whose common stocks are eligible for purchase by the Portfolio; (iii) lend portfolio securities on a short or long term basis equal in value to not more than 25% of total assets; (iv) enter into repurchase agreements of up to seven days' duration; (v) enter into forward commitment transactions as long as the Portfolio's aggregate commitments under such transactions are not more than 30% of the Portfolio's total assets; (vi) enter into standby commitment agreements; (vii) make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Portfolio's net assets (taken at market value) is held as collateral or placed in a segregated account for such sales; and (viii) invest in illiquid securities unless, as a result, more than 15% of its net assets would be so invested.

 ADDITIONAL INVESTMENT POLICIES AND PRACTICES

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convert-ible securities tends to decrease as interest rates rise and increase as in-terest rates decline. While convertible securities generally offer lower in-terest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risks of non-convertible debt securities with those rat-ings.

Rights and Warrants. The Portfolio will invest in rights or warrants only if the underlying equity securities are themselves deemed appropriate by the Ad-viser for inclusion in the Portfolio's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, al-though the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in per-ception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not ex-ercised prior to the expiration date.

Short Sales. A short sale is a transaction in which the Portfolio sells a se-curity it does not own but has borrowed in anticipation that the market price of that security will decline. When the Portfolio makes a short sale of a se-curity that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale. The Portfolio may be required to pay a fee to borrow particu-lar securities and is often obligated to pay over any payments received on such borrowed securities. The Portfolio's obligation to replace the borrowed security will be secured by collateral deposited with a broker-dealer quali-fied as a custodian and will consist of cash or securities. Depending on the arrangements the Portfolio makes with the broker-dealer from which it borrowed the security regarding remittance of any payments received by the Portfolio on such security, the Portfolio may not receive any payments (including interest) on its collateral deposited with the broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Portfo-lio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. In order to defer realization of gain or loss for U.S. federal income tax purposes, the Portfolio may also make short sales "against the box." In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to ac-quire at no additional cost the identical security.

The Portfolio may not make a short sale unless at all times when a short posi-tion is open not more than 25% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time.

CERTAIN RISK CONSIDERATIONS

Risk Factors Associated with the Real Estate Industry. Although the Portfolio does not invest directly in real estate, it does invest primarily in Real Es-tate Equity Securities and does have a policy of concentration of its invest-ments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real es-tate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to gen-eral and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competi-tion, property taxes and operating expenses; changes in zoning laws; costs re-sulting from the clean-up of, and liability to third parties for damages re-sulting from, environmental problems; casualty or condemnation losses; uninsured dam-ages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to greater extent.

In addition, if the Portfolio receives rental income or income from the dispo-sition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfo-lio's ability to retain its tax status as a regulated investment company. See "Dividends, Distributions and Taxes." Investments by the Portfolio in securi-ties of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemptions from registration under the Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to de-cline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradu-ally align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to inter-est rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historical-ly, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.

Mortgage-Backed Securities. As discussed above, investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be ex-pected to rise. Conversely, when interest rates rise, the value of an invest-ment in fixed rate obliga-tions can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in re-sponse to interest rate fluctuations than would investments in fixed rate obli-gations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which the Portfolio may invest, differ from those of traditional fixed in-come securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a va-riety of economic, geographic, social and other factors, and cannot be pre-dicted with certainty. Both adjustable rate mortgage loans and fixed rate mort-gage loans may be subject to a greater rate of principal prepayments in a de-clining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mort-gage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Portfolio may fail to recoup fully its investment in Mortgage-Backed Secu-rities notwithstanding any direct or indirect governmental or agency guarantee. When the Portfolio reinvests amounts representing payments and unscheduled pre-payments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mort-gage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securi-ties as a means of "locking in" interest rates.

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily re-flect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be vary-ing degrees of difference in credit risk of securities within each rating cate-gory. See Appendix A.

OTHER INVESTMENT POLICIES AND TECHNIQUES

 REPURCHASE AGREEMENTS

The Portfolio may enter into repurchase agreements pertaining to U.S. Govern-ment Securities with member banks of the Federal Reserve System or primary dealers. There is no percentage restriction on the ability of the Portfolio to enter into repurchase agreements; it currently intends to enter into repurchase agreements only with the Fund's Custodian and such primary dealers.

A repurchase agreement arises when a buyer purchases a security and simultane-ously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, re-flecting an agreed-upon interest rate. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pur-suit of investment of a longer-term nature. If a vendor defaults on its repur-chase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pur-suant to which the Adviser monitors the creditworthiness of the vendors with which the Portfolio enters into repurchase agreement transactions.

 OPTIONS

The purchaser of an option, upon payment of a premium, obtains, in the case of a put option the right to deliver to the writer of the option, and in the case of a call option, the right to call upon the writer to deliver, a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Portfolio is "covered" if the Portfolio (i) owns the underlying security covered by the call (ii) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Cus-todian) upon conversion or exchange of other portfolio securities, or (iii) holds a call on the same security in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and liquid high-grade debt securities in a segregated account with the Fund's Custodian. A put option written by the Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's Custodian, or else holds a put on the same security in the same principal amount as the put written where the exer-cise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

A call option is written for cross-hedging purposes if the Portfolio does not own the underlying security, but seeks to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to ac-quire. In such circumstances, the Portfolio collateralizes its obligation un-der the option (which is not covered) by maintaining in a segregated account with the Fund's Custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily.

In purchasing a call option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security in-creased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the pre-mium paid. It would realize a loss if the price of the underlying security in-creased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Port-folio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the op-tion holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the Port-folio at a lower price than its current market value. These risks could be re-duced by entering into a closing transaction. See Appendix C to the Statement of Additional Information. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institu-tions) deemed creditworthy by the Adviser, and the Adviser has adopted proce-dures for monitoring the creditworthiness of such entities. Options purchased or written by the Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Illiquid Se-curities." See Appendix C to the Statement of Additional Information for a further discussion of the use, risks and costs of option trading.

 LOANS OF PORTFOLIO SECURITIES

The Portfolio may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that cash, U.S. Government securi-ties, other liquid high-quality debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is depos-ited and maintained by the borrower with the Portfolio.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, in-cluding the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned thereon and the Portfo-lio may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, sub-scription rights and rights to dividends, interest or other distributions. The Portfolio may pay reasonable finders', administrative and custodial fees in connection with a loan. No more than 25% of the value of the assets of the Portfolio may be loaned at any time. The Portfolio will not lend its portfolio securities to any officer, director, employee or affiliate of either the Fund or the Adviser.

 FOREIGN SECURITIES

The Portfolio may invest in foreign securities without limitation. The Portfo-lio may convert U.S. Dollars into foreign currency, but only to effect securi-ties transactions on a foreign securities exchange and not to hold such cur-rency as an investment. The Portfolio may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of fu-ture foreign exchange rates.

To the extent the Portfolio invests in foreign securities, consideration is given to certain factors comprising both risk and opportunity. The values of foreign securities investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including with-holding taxes, changes in governmental administration or economic, taxation or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. Dollar value of the Portfolio's net assets and income attrib-utable to foreign securities. Costs are incurred in connection with conver-sions between various currencies held by the Portfolio. In addition, there may be substantially less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to ac-counting, auditing and financial reporting standards and requirements compara-ble to those of domestic issuers. Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the as-sets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by re-statements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision than in the United States. Invest-ments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

 WHEN-ISSUED SECURITIES AND FORWARD   COMMITMENTS

The Portfolio may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward com-mitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a debt restructuring (i.e., a "when, as and if is-sued" trade).

When forward commitment transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, normally within two months after the transaction, delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time the Portfolio enters into a forward commit-ment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be cancelled in the event that the required condition did not occur and the trade was cancelled.

The use of forward commitments enables the Portfolio to protect against antici-pated changes in interest rates and prices. How-ever, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than current market values. No forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets.

The Portfolio's right to receive or deliver a security under a forward commit-ment may be sold prior to the settlement date, but the Portfolio will enter into forward commitments only with the intention of actually receiving or de-livering the securities, as the case may be. If the Portfolio, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Portfolio might lose the opportunity to invest money at favora-ble rates or to dispose of securities at favorable prices.

 STANDBY COMMITMENT AGREEMENTS

The Portfolio may from time to time enter into standby commitment agreements. Such agreements commit the Portfolio, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Portfo-lio is paid a commitment fee, regardless of whether or not the security ulti-mately is issued, which is typically ap proximately 0.5% of the aggregate purchase price of the security which the Portfolio has committed to purchase. The Portfolio will enter into such agree-ments only for the purpose of investing in the security underlying the commit-ment at a yield and price which are considered advantageous to the Portfolio and which are unavailable on a firm commitment basis. The Portfolio will limit its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% of its assets taken at the time of acquisition of such commitment. The Portfolio will at all times maintain a segregated account with the Fund's custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereaf-ter be reflected in the calculation of the Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be re-corded as income on the expiration date of the standby commitment.

 ILLIQUID SECURITIES

Subject to any more restrictive applicable investment policies, the Portfolio does not maintain more than 15% of its net assets in illiquid securities. For purposes of the Portfolio's investment objectives and policies and investment restrictions, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended, that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Adviser monitors the liquidity of such securities under the su-pervision of the Board of Directors. See "Certain Fundamental Investment Poli-cies." See the Statement of Additional Information for further discussion of illiquid securities.

 SECURITIES RATINGS

The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is fre-quently a lag between the time a rating is assigned and the time it is updat-ed. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

 INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB

Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as de-scribed below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

 DEFENSIVE POSITION

For temporary defensive purposes, the Real Estate Investment Portfolio may in-crease without limit its position in short-term, liquid, high-grade debt secu-rities, which may include securities issued or guaranteed by the U.S. Govern-ment, its agencies or instrumentalities ("U.S. Government securities"), bank deposits, money market instruments, short-term debt securities, including notes and bonds. For a description of the types of securities in which the Portfolio may invest while in a temporary defensive position, see the State-ment of Additional Information.

 PORTFOLIO TURNOVER

Portfolio turnover rates are set forth under "Financial Highlights." These portfolio turnover rates are greater than those of most other investment com-panies. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Portfolio and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains.

YEAR 2000

Many computer software systems in use today cannot properly process date-re-lated information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. The Adviser, as well as Alliance Fund Distributors, Inc., the principal under-writer of the Fund's shares, and Alliance Fund Services, Inc., the Fund's reg-istrar, dividend disbursing agent, and transfer agent, have advised the Fund that they are reviewing all of their computer systems with the goal of modify-ing or replacing such systems prior to January 1, 2000, to the extent neces-sary to foreclose any such negative impact. In addition, the Adviser has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this Prospectus, the Fund and the Adviser have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Fund may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

The Fund has adopted certain fundamental investment policies applicable to the Real Estate Investment Portfolio which may not be changed with respect to the Portfolio without the approval of the shareholders of the Portfolio. Certain of those fundamental investment policies are set forth below. For a complete list-ing of such fundamental investment policies, see the Statement of Additional Information.

These fundamental policies provide that the Portfolio may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentali-ties) not greater in value than 5% of the Portfolio's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) pur-chase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 25% of its total assets, or (b) the Portfolio owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activi-ties in any one industry, other than the real estate industry, in which the Portfolio will invest at least 25% or more of its total assets, except that this restriction does not apply to U.S. Government securities; (iv) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including Real Estate Equity Securities; or (v) borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made.

In addition, the Fund has adopted an investment policy, which is not designated a "fundamental policy" within the meaning of the Act, of intending to have the Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Internal Revenue Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon no-tice to shareholders of the Fund, but without their approval.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

DIRECTORS

John D. Carifa, Chairman and President, is President and Chief Operating Offi-cer and a Director of Alliance Capital Management Corporation ("ACMC"), the sole general partner of the Adviser, with which he has been associated since prior to 1993.

Ruth Block was formerly an Executive Vice President and the Chief Insurance Of-ficer of The Equitable Life Assurance Society of the United States since prior to 1993. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas)

David H. Dievler was formerly a Senior Vice President of ACMC, with which he had been associated since prior to 1993. He is currently an independent consul-tant.

John H. Dobkin has been the President of Historic Hudson Valley (historic pres-ervation) since prior to 1993. Previously, he was Director of the National Academy of Design.

William H. Foulk, Jr. is an investment advisor and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered in-vestment adviser, with which he had been associated since prior to 1993.

Dr. James M. Hester is President of the Harry Frank Guggenheim Foundation. He was formerly President of New York University, The New York Botanical Garden and Rector of the United Nations University.

Clifford L. Michel is a partner in the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1993. He is President, Chief Executive Officer and a Director of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining).

Donald J. Robinson was formerly a senior partner and a member of the Executive Committee in the law firm of Orrick, Herrington & Sutcliffe and is currently Senior Counsel to that firm.

ADVISER

Alliance Capital Management L.P. (the "Adviser"), a Delaware limited partner-ship with principal offices at 1345 Avenue of the Americas, New York, New York 10105 has been retained under an investment advisory agreement (the "Investment Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each of the Fund's Portfolios subject to the general supervision and control of the Board of Directors of the Fund. The employee of the Adviser principally responsible for the Real Estate Invest-ment Portfolio's investment program since its inception is Daniel G. Pine. Mr. Pine, who is a Senior Vice President and Research Analyst of ACMC, with which he has been associated since May of 1996. Prior thereto, Mr. Pine was associ-ated with Desai Capital Management since prior to 1993.

In providing advisory services to the Real Estate Investment Portfolio and other clients investing in real estate securities, the Adviser has retained as a consultant CB Commercial Real Estate Group, Inc. ("CBC"), a publicly held company and the largest real estate services company in the United States, com-prised of real estate brokerage, property and facilities management, and real estate finance and investment advisory activities (CBC in August of 1997 ac-quired Koll, which previously provided these consulting services to Alliance). In 1996, CBC (and Koll, on a combined basis) completed 25,000 sale and lease transactions, managed over 4,100 client properties, created over $3.5 billion in mortgage originations, and completed over 2,600 appraisal and consulting as-signments. In addition, they advised and managed for institutions over $4 bil-lion in real estate investments. CBC will make available to Alliance the CBC National Real Estate Index, which gathers, analyzes and publishes targeted re-search data for the 65 largest U.S. markets, based on a variety of public-sec-tor and private-sector sources as well as CBC's proprietary database of ap-proximately 60,000 property transactions representing over $400 billion of in-vestment property. This information provides a substantial component of the re-search and data used to create the REIT . Score model. As a consultant, CBC provides to the Ad-viser, at the Adviser's expense, such in-depth information regarding the real-estate market, the factors influencing regional valuations and analysis of re-cent transactions in office, retail, industrial and multi-family properties as the Adviser shall from time to time request. CBC will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Portfolio nor will it be responsible for making investment decisions in-volving Portfolio assets.

CBC is one of the three largest fee-based property management firms in the United States, the largest commercial real estate lease brokerage firm in the country, the largest investment property brokerage firm in the country, as well as one of the largest publishers of real estate research, with approximately 6,000 employees nationwide. CBC will provide the Adviser with exclusive access to its REIT . Score model which ranks approximately 130 REITs based on the rel-ative attractiveness of the property markets in which they own real estate. This model scores the approximately 12,000 individual properties owned by these companies. REIT . Score is in turn based on CBC's National Real Estate Index which gathers, analyzes and publishes targeted research data for the 65 largest U.S. real estate markets based on a variety of public- and private-sector sources as well as CBC's proprietary database of 60,000 commercial property transactions representing over $400 billion of investment property and over 3,000 tracked properties which report rent and expense data quarterly. CBC has previously provided access to its REIT . Score model results primarily to the institutional market through subscriptions. The model is no longer provided to any research publications, and the Portfolio and another mutual fund managed by the Adviser are currently the only mutual funds available to retail investors that have access to CBC's REIT . Score model.

The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1997 totaling more than $218 billion (of which approximately $85 billion represented the assets of investment compa-nies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 58 registered investment companies managed by the Ad-viser comprising 122 separate investment portfolios currently have over three million shareholder accounts. As of December 31, 1997, the Adviser was retained as an investment manager for employee benefit plan assets of 31 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equita-ble Life Assurance Society of the United States ("Equitable"), one of the larg-est life insurance companies in the United States and a wholly owned subsidiary of the Equitable Companies Incorporated, a holding company which is controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in the Statement of Additional Information under "Management of the Fund."

The Adviser provides investment advisory services and order placement facili-ties for each of the Fund's Portfolios and pays all compensation of Directors and offi-cers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

EXPENSES OF THE FUND

In addition to the payments to the Adviser under the Investment Advisory Agreement described above, the Fund pays certain other costs including (a) custody, transfer and dividend disbursing expenses, (b) fees of Directors who are not affiliated with the Adviser, (c) legal and auditing expenses, (d) clerical, accounting and other office costs, (e) costs of printing the Fund's prospectuses and shareholder reports, (f) cost of maintaining the Fund's ex-istence, (g) interest charges, taxes, brokerage fees and commissions, (h) costs of stationery and supplies, (i) expenses and fees related to registra-tion and filing with the Commission and with state regulatory authorities, and
(j) cost of certain personnel of the Adviser or its affiliates rendering cler-ical, accounting and other services to the Fund.

As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Investment Advisory Agreement, the Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or by its affiliates; in such event, the services are provided to the Fund at cost and the payments specifically ap-proved in advance by the Fund's Board of Directors.

--------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES

Shares of the Real Estate Investment Portfolio are offered on a continuous ba-sis directly by the Fund and by Alliance Fund Distributors, Inc., the Fund's Principal Underwriter, to the separate accounts of certain life insurance com-panies without any sales or other charge, at the Portfolio's net asset value, as described below. The separate accounts of insurance companies place orders to purchase shares of the Portfolio based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies which are funded by shares of the Portfolio. The Fund re-serves the right to suspend the sale of the Fund's shares in response to con-ditions in the securities markets or for other reasons. Individuals may not place orders directly with the Fund. See the Prospectus of the separate ac-count of the participating insurance company for more information on the pur-chase of Portfolio shares.

The public offering price of the Portfolio's shares is their net asset value. The per share net asset value of the Portfolio is computed in accordance with the Fund's Articles of Incorporation and By-Laws, at the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), following receipt of a purchase or redemption order by the Fund, on each Fund business day on which such an order is received and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares. The Fund's per share net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday exclusive of days on which the Exchange is closed (most national holidays and Good Friday). For purposes of this computation, the securities in the Portfolio are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Directors believe would accurately reflect fair market value. Portfolio securities may also be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such se-curities.

REDEMPTION OF SHARES

An insurance company separate account may redeem all or any portion of the shares of the Portfolio in its account at any time at the net asset value per share of the Portfolio next determined after a redemption request in proper form is furnished to the Fund or the Principal Underwriter. Any certificates representing shares being redeemed must be submitted with the redemption re-quest. Shares redeemed are entitled to earn dividends, if any, up to and in-cluding the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be post-poned for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by the Portfolio is not reasonably practicable or as a re-sult of which it is not reasonably practicable for the Fund fairly to determine the value of the Portfolio's net assets, or for such other periods as the Com-mission may by order permit for the protection of security holders of the Fund. For information regarding how to redeem shares in the Fund please see your in-surance company separate account prospectus.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Real Estate Investment Portfolio will declare and distribute dividends from net investment income and will distribute its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of the Portfolio.

The Fund will distribute the return of capital it receives from the REITs in which the Fund invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization. As a result, a portion of the distri-butions paid to the Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

The Portfolio qualified and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). If so qualified, the Portfolio will not be subject to Federal income or excise taxes on its investment company taxable income and net capi-tal gains to the extent such investment company taxable income and net capital gains are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from the Portfolio are not currently taxable when left to accumulate within a variable annuity (other than an annuity interest owned by a person who is not a natural person) or variable life insurance contract. Distributions of net investment income and net short-term capital gain will be treated as ordinary income and distributions of net long-term capital gain will be treated as long-term capital gain in the hands of the insurance companies.

Investment income received by the Portfolio from sources within foreign coun-tries may be subject to foreign income taxes withheld at the source. Provided that certain Code requirements are met, the Portfolio may "pass through" to its shareholders credits or deductions for foreign income taxes paid.

Section 817(h) of the Code requires that the investments of a segregated asset ac-count of an insurance company be "adequately diversified," in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally af-forded holders of annuities or life insurance policies under the Code. The De-partment of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated in-vestment company. The Portfolio plans to satisfy these conditions at all times so that the shares of the Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

For information concerning federal income tax consequences for the holders of variable annuity contracts and variable rate insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the or-ders for portfolio transactions for the Fund. Portfolio transactions for the Real Estate Investment Portfolio are normally effected through issuers, un-derwriters or major dealers acting as principals and by brokers.

The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing or-ders, it is the policy of the Fund to obtain the best price and execution for its transactions. Consistent with the objective of obtaining best execution, the Fund may use brokers and dealers who provide research, statistical and other information to the Adviser.

There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage and research and statistical services provided by the executing broker. Consistent with the Conduct Rules of the National As-sociation of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

The Fund may from time to time place orders for the purchase or sale of secu-rities on an agency basis with Donaldson, Lufkin & Jenrette Securities Corpo-ration, an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of Donald-son, Lufkin and Jenrette Securities Corporation, for which Donaldson, Lufkin and Jenrette Securities Corporation may receive a portion of the brokerage commission. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that Donaldson, Lufkin & Jenrette Securities Corporation is an affiliate of the Adviser.

ORGANIZATION

The Fund is a Maryland corporation organized on November 17, 1987. The autho-rized capital stock of the Fund consists solely of 10,000,000,000 shares of Common Stock having a par value of $.001 per share, which may, without share-holder approval, be divided into an unlimited number of series. Such shares are currently divided into 19 series, one underlying each Portfolio. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series on matters, such as the elec-tion of Directors, that affect all Portfolios in substantially the same man-ner. Maryland law does not require a registered investment company to hold an-nual meetings of shareholders and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Share-holders have available certain procedures for the removal of Directors. Shares of each Portfolio are freely transferable, are entitled to dividends as deter-mined by the Board of Directors and, in liquidation of the Fund, are entitled to receive the net assets of that Portfolio. Shareholders have no preference, pre-emptive or conversion rights. In accordance with current law, it is antic-ipated that an insurance company issuing a variable annuity contract or vari-able life insurance policy that participates in the Fund will request voting instructions from contract or policyholders and will vote shares in the sepa-rate account in accordance with the voting instructions received.

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, an indirect wholly-owned subsidiary of the Adviser, is the Princi-pal Underwriter of shares of the Fund.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachu-setts 02110, acts as Custodian for the securities and cash of the Fund and as its dividend disbursing agent, but plays no part in deciding on the purchase or sale of portfolio securities.

REGISTRAR, DIVIDEND-DISBURSING AGENT AND TRANSFER AGENT

Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Ad-viser, located at 500 Plaza Drive, Secaucus, New Jersey, 07094, acts as the Fund's registrar, dividend-disbursing agent and transfer agent.

PERFORMANCE INFORMATION

From time to time the Fund advertises its "total return." The Fund's "total return" is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Fund's in-ception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distri-butions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

The Fund's total return is not fixed and will fluctuate in response to pre-vailing market conditions or as a function of the type and quality of the se-curities in the Fund's portfolio and the Fund's expenses. Total return infor-mation is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

Advertisements quoting performance rankings of the Fund as measured by finan-cial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the his-torical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as the Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Mag-azine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

ADDITIONAL INFORMATION

Any shareholder inquiries may be directed to Alliance Fund Services, Inc. at the address or telephone number shown on the front cover of this Prospectus. This Prospectus and the Statement of Additional Infor-mation which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Commis-sion or may be examined, without charge, at the offices of the Commission in Washington, D.C.

This Prospectus does not constitute an offering in any state in which such of-fering may not lawfully be made.

                                   APPENDIX A

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than the Aaa securi-ties.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position charac-terizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcom-ings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  ABSENCE OF RATING: When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

  1. An application for rating was not received or accepted.

  2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

  3. There is a lack of essential data pertaining to the issue or issuer.

  4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modi-fier 1 indicates that the security ranks in the higher end of its generic rat-ing category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay prin-cipal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal al-though it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB normally exhibits adequate protection parameters. Howev-er, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC or C is regarded as having sig-nificant speculative characteristics. BB indicates the lowest degree of specu-lation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or ma-jor exposures to adverse conditions.

  BB: Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

  B: Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, finan-cial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

  CCC: Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic condi-tions, there is not likely to be capacity to pay interest or repay principal.

  CC: Debt rated CC is currently highly vulnerable to nonpayment.

  C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being contin-ued.

  D: The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

  PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the ad-dition of a plus or minus sign to show relative standing within the major rat-ing categories.

  NR: Not rated.

DUFF & PHELPS CREDIT RATING CO.

  AAA: Highest credit quality. Risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

  A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

  BBB+, BBB, BBB-: Below average protection factors but still considered suffi-cient for prudent investment. Considerable variability in risk during economic cycles.

  BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate accord-ing to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely ac-cording to economic cycles, industry conditions and/or company fortunes. Po-tential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

  DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

  DP: Preferred stock with dividend arrearages.

FITCH IBCA, INC.

  AAA: Bonds considered to be investment grade and of the highest credit qual-ity. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, al-though not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future de-velopments, short-term debt of these issuers is generally rated F- 1+.

  A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is consid-ered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could as-sist the obligor in satisfying its debt service requirements.

  B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity through-out the life of the issue.

  CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default.

  The ability to meet obligations requires an advantageous business and eco-nomic environment.

  CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

  C: Bonds are in imminent default in payment of interest or principal.

  DDD, DD, D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ul-timate recovery value in liquidation or reorganization of the obligor. DDD rep-resents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

  PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to in-dicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

  NR: Indicates that Fitch does not rate the specific issue.

                            COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    Leading market positions in well-established industries;

    High rates of return on funds employed;

    Conservative capitalization structure with moderate reliance on debt and ample asset protection;

    Broad margins in earnings coverage of fixed financial changes and high internal cash generation; and

    Well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to varia-tion. Capitalization characteristics, while still appropriate, may be more af-fected by external conditions. Ample alternate liquidity is maintained.

  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an accept-able ability for repayment of senior short-term obligations. The effect of in-dustry characteristics and market compositions may be more pronounced. Vari-ability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial lever-age. Adequate alternate liquidity is maintained.

  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION

  A-1+, A-1: Commercial paper rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligations is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial com-mitment on these obligations is extremely strong.

  A-2: Commercial paper rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligations is satisfactory.

  A-3: Commercial paper rated A-3 exhibits adequate protections parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B: Commercial paper rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C: Commercial paper rated C is currently vulnerable to nonpayment and is de-pendent upon favorable business, financial and economic conditions for the ob-ligor to meet its financial commitment on the obligation.

  D: Commercial paper rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUFF & PHELPS CREDIT RATING CO.

 High Grade

  D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obli-gations.

  D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

 Good Grade

  D-2: Good certainty of timely payment. Liquidity factors and company funda-mentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

 Satisfactory Grade

  D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

 Non-Investment Grade

  D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

 Default

  D-5: Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA, INC.

  F1: HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely pay-ment of financial commitments; may have an added "+" to denote any exception-ally strong credit feature.

  F2: GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of fi-nancial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3: FAIR CREDIT QUALITY. The capacity for timely payment of financial com-mitments is adequate; however, near-term adverse changes could result in a re-duction to non-investment grade.

  B: SPECULATIVE. Minimal capacity for timely payment of financial commit-ments, plus vulnerability to near-term adverse changes in financial and eco-nomic conditions.

  C: HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is sole reliant upon a sustained, favorable business and economic environment.

  D: DEFAULT. Denotes actual or imminent payment default.